Exhibit 99.1
MEDIA RELATIONS CONTACT FOR ACCURIDE	INVESTOR RELATIONS CONTACT FOR ACCURIDE
Timothy G. Weir, APR	Todd Taylor
Director of Public Affairs, Communications & Marketing	Vice President and Treasurer
(812) 962-5128 | tweir@accuridecorp.com	(812) 962-5105 | ttaylor@accuridecorp.com

FOR IMMEDIATE RELEASE

Accuride Corporation Sends Letter to Shareholders and Recommends a Vote “FOR” the Crestview Transaction on the WHITE Proxy Card Today

▪	Leading Proxy Advisory Firms ISS and Glass Lewis Recommend Shareholders Vote to Approve the Crestview Transaction
▪	Coliseum Abandoned its Solicitation, So There Will Be No Gold Proxy Card
▪	Crestview’s $2.58 Per Cash Offer Provides Immediate Value to Accuride Shareholders at a Significant Premium
▪	The Crestview Transaction is the Best Option Available to Maximize Shareholder Value

EVANSVILLE, Ind. – November 4, 2016 – Accuride Corporation (NYSE: ACW) (“Accuride” or the “Company”) – a leading supplier of components to the North American and European commercial vehicle industries – today announced that it is mailing a letter to shareholders in connection with the Company’s Special Meeting of Shareholders regarding the proposed transaction for Accuride to be acquired by affiliates of Crestview Partners (“Crestview”).

Accuride’s Board of Directors urges the Company’s shareholders to vote FOR Crestview’s value-creating, significant premium all-cash transaction on the WHITE proxy card today.

The Special Meeting is quickly approaching. It is important that all shareholders vote as soon as possible – no matter how many or how few shares they own. Since the time is short, shareholders are encouraged to vote by telephone or Internet, if available, according to the instructions on the WHITE proxy card. Voting by telephone or the Internet is the best way to ensure their votes will be counted.

The full text of the letter follows:

THE ACCURIDE SPECIAL MEETING IS ONLY DAYS AWAY

VOTE “FOR” THE CRESTVIEW TRANSACTION ON THE ENCLOSED PROXY CARD TODAY

November 4, 2016

Dear Accuride Shareholder,

In just a few days, on November 15, 2016, Accuride will hold its Special Meeting of Shareholders to vote on the proposed transaction with Crestview Partners (“Crestview”).

INDEPENDENT PROXY ADVISORY FIRMS ISS AND GLASS LEWIS AGREE:
 RECOMMEND SHAREHOLDERS VOTE TO APPROVE THE CRESTVIEW TRANSACTION

In their recent November reports, ISS and Glass Lewis, leading independent proxy advisory firms, both recommended that shareholders vote “FOR” the proposed Crestview transaction. We are pleased that ISS and Glass Lewis support the proposed Crestview transaction and recognize the significant and immediate value that Crestview’s all-cash $2.58 per share offer provides Accuride shareholders. In its November 2, 2016 report, ISS stated, among other things1:

“A vote FOR the proposed transaction is warranted based on the 55.4 percent premium to ACW’s unaffected price; the robust sale process; the high indebtedness of 4.3x net debt/NTM EBITDA, which could impact renegotiation of the company’s 2018 debt maturities; the fact that the offer implies a 6.3x EV/NTM EBITDA multiple (10 percent above the company’s 5-year historical median); and the apparent lack of an asymmetric upside potential if the company remains standalone.”

Vote on the enclosed proxy card TODAY!

COLISEUM ABANDONED ITS SOLICITATION - THERE WILL BE NO GOLD CARD

Coliseum Capital Management, LLC (“Coliseum”) had earlier voiced its opposition to the Crestview transaction and said it was going to solicit proxies from Accuride’s shareholders by asking them to vote a Gold card.  However, on October 27, 2016, Coliseum abandoned its solicitation and announced that it would not be soliciting proxies – there will be no Gold Card.  Coliseum has never offered an alternative proposal to the Accuride Board, despite being given multiple opportunities to do so.

CRESTVIEW’S $2.58 PER SHARE CASH OFFER PROVIDES IMMEDIATE VALUE
AT A SIGNIFICANT PREMIUM

In the midst of a sector downturn expected to extend into 2017, which has already caused Accuride to lower its 2016 full-year guidance, Crestview’s $2.58 per share offer represents a significant premium to Accuride’s pre-announcement stock price, as you can see below:

	Metric	Implied premium
Pre-announcement price[2]	$1.66	55.40%
52-week low[3]	$0.77	233.10%

We’re concerned that, if the Crestview Transaction is not approved, Accuride’s share price could decline substantially from pre-announcement levels. PROTECT THE VALUE OF YOUR INVESTMENT BY VOTING “FOR” THE CRESTVIEW TRANSACTION TODAY!

THE CRESTVIEW TRANSACTION IS THE BEST OPTION AVAILABLE TO MAXIMIZE SHAREHOLDER VALUE

For over a year, Accuride’s Board conducted a thorough strategic review process during which it thoughtfully considered strategic alternatives available to Accuride. This process culminated in Crestview’s $2.58 per share all cash offer. The Company then undertook an extensive 35 day “go shop” process to solicit alternative proposals from strategic parties and financial sponsors. The Company did not receive any alternative proposal to Crestview’s $2.58 all-cash offer.

Your Board, ISS, and Glass Lewis all agree that Accuride shareholders should vote to approve the Crestview transaction. You will not be receiving any proxy card from Coliseum.

Don’t wait – vote “FOR” the Crestview transaction on the enclosed proxy card today.

Sincerely,

John W. Risner	Richard F. Dauch
Chairman	President and Chief Executive Officer

1 Permission to use quotes neither sought nor obtained.
2 Premium to day prior to announcement on September 1, 2016.
3 February 2, 2016.

If you have questions or need assistance voting your shares please contact: Georgeson LLC 1290 Avenue of the Americas, 9th Floor New York, NY 10104 Shareholders call toll-free: (800) 676-0281

About Accuride Corporation
With headquarters in Evansville, Ind., USA, Accuride Corporation is a leading supplier of components to the North American and European commercial vehicle industries. The Company’s products include commercial vehicle wheels and wheel-end components and assemblies. The company’s products are marketed under its brand names, which include Accuride®, Accuride Wheel End Solutions™, Gunite® and Gianetti Ruote™. Accuride’s common stock trades on the New York Stock Exchange under the ticker symbol ACW. For more information: www.AccurideCorp.com.

Additional Information About the Acquisition and Where to Find It
In connection with the proposed merger contemplated by the Agreement and Plan of Merger, dated September 2, 2016, by and among Accuride, Armor Parent Corp. and Armor Merger Sub Corp. (such transaction, the “proposed transaction” and such agreement, the “Merger Agreement”), on October 17, 2016, Accuride filed with the Securities and Exchange Commission (the “SEC”) and sent to its stockholders a definitive proxy statement. INVESTORS OF ACCURIDE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ACCURIDE, ARMOR PARENT CORP., ARMOR MERGER SUB CORP. AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of these materials and other documents filed by Accuride with the SEC at the SEC’s website at www.sec.gov, at Accuride’s website at www.accuridecorp.com or by sending a written request to Accuride at 7140 Office Circle, Evansville, Indiana 47715, Attention: General Counsel and Corporate Secretary.

Participants in the Solicitation
Accuride and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Accuride’s stockholders in connection with the proposed transaction, as well as any direct or indirect interests such persons may have in the proposed transaction, is set forth in the definitive proxy statement for Accuride’s 2016 Annual Meeting of Stockholders and the definitive proxy statement filed in connection with the proposed transaction.

Forward-Looking Statements
Certain statements contained in this document may be considered forward-looking statements within the meaning of the U.S. securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction and the ability to consummate the proposed transaction. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) Accuride may be unable to obtain shareholder approval for the proposed transaction; (2) the conditions to the closing of the proposed transaction may not be satisfied and required regulatory approvals may not be obtained; (3) the proposed transaction may involve unexpected costs, liabilities or delays; (4) the business of Accuride may suffer as a result of uncertainty surrounding the proposed transaction; (5) the outcome of any legal proceedings related to the proposed transaction; (6) Accuride may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (8) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; (9) the failure by Armor Parent Corp. or Armor Merger Sub Corp. to obtain the necessary debt and equity financing arrangements set forth in the commitment letters received in connection with the proposed transaction; and (10) other risks to consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time period or at all. If the proposed transaction is consummated, Accuride’s shareholders will cease to have any equity interest in Accuride and will have no right to participate in its earnings and future growth. The foregoing review of important factors that could cause actual results to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the Accuride’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015, the definitive proxy statement for its 2016 Annual Meeting of Stockholders, the definitive proxy statement filed in connection with the proposed transaction and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, which are available on the SEC’s website at www.sec.gov. Except as required by applicable law, Accuride undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Accuride does not intend, and assumes no obligation, to update any forward-looking statements. Accuride’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015, the definitive proxy statement for its 2016 Annual Meeting of Stockholders, the definitive proxy statement filed in connection with the proposed transaction and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, are available on the SEC’s website at www.sec.gov.